ANNUAL REPORT
                               NOVEMBER 30, 2000

                               [GRAPHIC OMITTED]

Mercury
Premier
Growth
Fund, Inc.

PORTFOLIO INFORMATION

GEOGRAPHIC ALLOCATION
================================================================================

As a Percentage of Net Assets as of November 30, 2000+

A pie chart depicting portfolio composition according to country representation for year ended November 30, 2000.

United States--76.7%
Canada--2.8%
Singapore--2.1%

+ Total may not equal 100%.

WORLDWIDE INVESTMENTS AS OF NOVEMBER 30, 2000
================================================================================

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
================================================================================

Comverse Technology, Inc.                                                4.1%
--------------------------------------------------------------------------------
Brocade Communications
Systems, Inc.                                                            3.3
--------------------------------------------------------------------------------
BEA Systems, Inc.                                                        3.1
--------------------------------------------------------------------------------
Juniper Networks, Inc.                                                   2.9
--------------------------------------------------------------------------------
Extreme Networks, Inc.                                                   2.8
--------------------------------------------------------------------------------
Applera Corporation--
Applied Biosystems Group                                                 2.7
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                    2.7
--------------------------------------------------------------------------------
CIENA Corporation                                                        2.7
--------------------------------------------------------------------------------
VERITAS Software Corporation                                             2.7
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                      2.5
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Industries                                                Net Assets
================================================================================
Computer Services/Software                                              13.5%
--------------------------------------------------------------------------------
Communications Equipment                                                10.7
--------------------------------------------------------------------------------
Networking Products                                                      8.6
--------------------------------------------------------------------------------
Instruments                                                              7.5
--------------------------------------------------------------------------------
Fiber Optics                                                             6.6
--------------------------------------------------------------------------------
Biotechnology                                                            5.9
--------------------------------------------------------------------------------
Internet Software                                                        4.4
--------------------------------------------------------------------------------
Electronic/Semiconductors                                                4.0
--------------------------------------------------------------------------------
Retail--Specialty                                                        3.3
--------------------------------------------------------------------------------
Pharmaceuticals                                                          3.1
--------------------------------------------------------------------------------


             November 30, 2000 (2) Mercury Premier Growth Fund, Inc.

DEAR SHAREHOLDER

We are pleased to provide you with our first annual report for Mercury Premier Growth Fund, Inc. The Fund seeks to provide shareholders with long-term capital appreciation by investing primarily in a limited number of common stocks of companies that we believe have strong revenue and earnings growth potential. In this and future shareholder reports, we will comment on the overall investment environment, highlight factors that affected Fund performance, and describe recent investment activities.

Investment Environment

Volatility remained the defining characteristic of the equity investment arena during the six-month period ended November 30, 2000, with investor attitudes shifting markedly and with uncommon frequency. Since the launch of the Fund on March 20, 2000, we have already witnessed one and one-half up/down cycles in the aggressive growth portion of the market. Unfortunately, two legs of these cycles have been down and only one has been up. As the Fund's fiscal year came to a close on November 30, 2000, we were still in the midst of the second down leg. The driving forces behind the most recent negative swing in investor sentiment are vastly different from those that contributed to the market downturn in the spring of this year. Investors are having difficulty coming to terms with a slowing economy. They worry about the magnitude of the slowdown and about the eventual impact such a deceleration might have on corporate profit growth.

A couple of unique twists helped to further exacerbate the most recent bout of negative sentiment. The first was the prolonged presidential election, which served as a daily drain on investor confidence. The frustration and confusion caused by the uncertain presidency disrupted the normal buyer/seller balance. Buyers moved to the sidelines until the dust settled and they could invest with confidence, leaving only sellers on the playing field. The second contributing factor was a new Securities and Exchange Commission (SEC) regulation known as "REG FD," which has had a notable negative impact on the valuations of aggressive growth stocks since it took effect on October 23, 2000. While investors knew REG FD was imminent, the immediate repercussions were, nonetheless, striking. Essentially, the regulation states that company managements may no longer provide new and meaningful information to any individual or group without simultaneously making that information available to any and every other interested party. Company managements faced the difficult task of complying with REG FD or severely cutting back communications with analysts and investors. Initially, they have chosen to follow the easier path of cutting back communications. This has proved particularly detrimental in the aggressive growth arena since Wall Street analysts who follow high-growth companies are heavily dependent on management feedback in building their forward-looking income statement models. Direct and continuous feedback is not nearly as critical with slow-growth companies because the changes are fewer and come at a much less rapid pace. Analysts, now feeling abandoned and without support from company managements, have chosen to become extremely conservative with their earnings estimates, price targets and ratings. Investors have perceived this new conservative disposition as a more cautious outlook on the part of analysts regarding future growth rates. Understandably, this further fueled the already negative investor sentiment.


             November 30, 2000 (3) Mercury Premier Growth Fund, Inc.

Taken together, all of these factors have served to create an environment of widespread bearishness that seems to have reached unsustainable levels, particularly given our analysis of selected companies and their continued strong growth prospects over the foreseeable future.

Fiscal Year in Review

Since inception (March 20, 2000) through November 30, 2000, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -38.40%, -38.50%, -38.90% and -38.90%, respectively. The Fund's results compared favorably relative to the -43.58% return of the NASDAQ Composite Index for the same period. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5-8 of this report to shareholders.)

Mercury Premier Growth Fund, Inc. was launched just after the record peak in the NASDAQ Composite Index. The downdraft that immediately followed was fast and furious. Fortunately, the market had bottomed by late May, after investors concluded that the Federal Reserve Board's effort to raise interest rates to slow a potentially overheating economy had achieved the desired effect, thereby eliminating the immediate need for further tightening. The portfolio's stocks proceeded to rebound dramatically over the five months that followed, as the fundamental strength of our companies' businesses was demonstrated in their quarterly financial reports. At that time, in a more favorable market environment, the share prices were better able to reflect these strengths. By late October, the Fund's investment returns since inception had crossed into positive territory.

Unfortunately, this scenario was short-lived. The first trigger for another downturn in the market was the suggestion that spending on telecommunications capital equipment by service providers would slow dramatically in 2001. Up to this point, investors had assumed that a seemingly insatiable demand for bandwidth, the "highway" traveled by data and voice traffic, would continue to drive strong sales and profit growth for equipment providers, thereby sustaining the relatively high share price multiples these companies enjoyed. This new "speed bump" was confirmed in most investors' minds by a series of disappointing data points in the financial results of several major companies participating in the telecommunications equipment market. Issues arose at Lucent Technologies, Inc., Northern Telecom and even Cisco Systems, Inc. The resulting rush for the exits left few stocks unscathed.

While we did make some portfolio adjustments in response to a possible spending slowdown, we also went to substantial lengths to confirm our belief that the Fund's telecommunications holdings were positioned in high-growth segments that were unlikely to experience significant reductions in service provider spending. As a result, we added to many of our positions. Our confidence came from the fact that the companies we own offer products and/or services that enable service providers to lower their costs of doing business, provide competitive services at lower costs and/or offer new services, thereby generating new sources of revenue. In this very competitive and perhaps more uncertain environment, we believe it seems unlikely that providers would not continue to invest in these types of products provided by such companies as CIENA Corporation, Juniper Networks, Inc., Corning Incorporated and Extreme Networks, Inc.


             November 30, 2000 (4) Mercury Premier Growth Fund, Inc.

In Conclusion

Entering the new fiscal year, we look for catalysts that might spark a turnaround in investor sentiment. We are hopeful that the recent resolution of the presidential election might serve such a purpose. Also constructive would be some assurance that the Federal Reserve Board stands ready to implement a more accommodative monetary policy if evidence continues to indicate that the economy has "hit a wall." A promising sign came when the Federal Reserve Board cut interest rates recently by 0.50%.

We appreciate your investment in Mercury Premier Growth Fund, Inc., and we are particularly grateful for your support during a challenging first fiscal year.

Sincerely,


/s/ Terry K. Glenn                         /s/ James D. McCall

Terry K. Glenn                             James D. McCall
President and Director/Trustee             Senior Vice President and
                                           Portfolio Manager

January 4, 2001

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).


             November 30, 2000 (5) Mercury Premier Growth Fund, Inc.

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

AGGREGATE TOTAL RETURN
================================================================================
                                                      % Return         % Return
                                                    Without Sales     With Sales
Class I Shares*                                        Charge           Charge**
================================================================================
Inception (3/20/00)
through 9/30/00                                         -3.50%          -8.57%
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        % Return       % Return
                                                         Without         With
Class B Shares*                                           CDSC          CDSC**
================================================================================
Inception (3/20/00)
through 9/30/00                                          -4.10%         -7.94%
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                      % Return         % Return
                                                    Without Sales     With Sales
Class A Shares*                                        Charge           Charge**
================================================================================
Inception (3/20/00)
through 9/30/00                                          -3.70%         -8.76%
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                        % Return       % Return
                                                         Without         With
Class C Shares*                                           CDSC          CDSC**
================================================================================
Inception (3/20/00)
through 9/30/00                                          -4.10%         -5.06%
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


             November 30, 2000 (6) Mercury Premier Growth Fund, Inc.

Total Return Based on a $10,000 Investment--Class I Shares and Class A Shares

A line graph depicting the growth of an investment in the Fund's Class I Shares and Class A Shares compared to growth of an investment in the Standard & Poor's Barra Growth Index. Beginning and ending values are:

                                                           3/20/00**     11/00
Mercury Premier Growth Fund, Inc.+--
Class I Shares*                                            $ 9,475       $5,837
Mercury Premier Growth Fund, Inc.+--
Class A Shares*                                            $ 9,475       $5,827
Standard & Poor's Barra Growth Index ++                    $10,000       $7,823

Total Return Based on a $10,000 Investment--Class B Shares and Class C Shares

A line graph depicting the growth of an investment in the Fund's Class B Shares and Class C Shares compared to growth of an investment in the Standard & Poor's Barra Growth Index. Beginning and ending values are:

                                                           3/20/00**     11/00
Mercury Premier Growth Fund, Inc.+--
Class B Shares*                                            $10,000       $5,866
Mercury Premier Growth Fund, Inc.+--
Class C Shares*                                            $10,000       $6,049
Standard & Poor's Barra Growth Index ++                    $10,000       $7,823

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + The Fund invests all of its assets in Master Premier Growth Trust. The Trust invests primarily in common stocks of the companies that Fund management believes have strong earnings growth and capital appreciation potential.
++ This unmanaged Index is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have higher book-to-price ratios.


             November 30, 2000 (7) Mercury Premier Growth Fund, Inc.

FUND PERFORMANCE DATA (CONCLUDED)

RECENT PERFORMANCE RESULTS*
================================================================================
                                                     6 Month     Since Inception
As of November 30, 2000                           Total Return    Total Return
================================================================================
Class I                                              -22.71%          -38.40%
--------------------------------------------------------------------------------
Class A                                              -22.84           -38.50
--------------------------------------------------------------------------------
Class B                                              -23.24           -38.90
--------------------------------------------------------------------------------
Class C                                              -23.24           -38.90
--------------------------------------------------------------------------------
Standard & Poor's Barra Growth Index**               -14.19           -21.77
--------------------------------------------------------------------------------
 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the period shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 3/20/00.
** An unmanaged capitalization-weighted Index comprised of all the stocks in the Standard & Poor's 500 Index that have higher price-to-book ratios. Since inception total return is from 3/31/00.


             November 30, 2000 (8) Mercury Premier Growth Fund, Inc.

STATEMENT OF ASSETS
AND LIABILITIES

As of November 30, 2000
--------------------------------------------------------------------------------

MERCURY PREMIER GROWTH FUND, INC.
================================================================================

Assets:

Investment in Master Premier Growth Trust, at value (identified
  cost--$82,226)                                                                 $ 61,920
Prepaid expenses                                                                   13,705
                                                                                 --------
Total assets                                                                       75,625
                                                                                 --------
-----------------------------------------------------------------------------------------

Liabilities:

Payable to distributor                                                                 36
Accrued expenses and other liabilities                                             14,087
                                                                                 --------
Total liabilities                                                                  14,123
                                                                                 --------
-----------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                       $ 61,502
                                                                                 ========
-----------------------------------------------------------------------------------------

Net Assets Consist of:

Class I Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                  $    251
Class A Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                       251
Class B Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                       250
Class C Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                       251
Paid-in capital in excess of par                                                   98,487
Accumulated realized capital losses on investments and foreign currency
  transactions from the Trust--net                                                (24,885)
Unrealized depreciation on investments from the Trust--net                        (13,103)
                                                                                 --------
Net assets                                                                       $ 61,502
                                                                                 ========
-----------------------------------------------------------------------------------------

Net Asset Value:

Class I--Based on net assets of $15,453 and 2,510 shares outstanding             $   6.16
                                                                                 ========
Class A--Based on net assets of $15,425 and 2,510 shares outstanding             $   6.15
                                                                                 ========
Class B--Based on net assets of $15,282 and 2,500 shares outstanding             $   6.11
                                                                                 ========
Class C--Based on net assets of $15,342 and 2,510 shares outstanding             $   6.11
                                                                                 ========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.


             November 30, 2000 (9) Mercury Premier Growth Fund, Inc.

STATEMENT OF OPERATIONS

For the Period March 20, 2000+ to November 30, 2000
--------------------------------------------------------------------------------

MERCURY PREMIER GROWTH FUND, INC.
================================================================================
Investment Income (Loss):

Investment income allocated from the Trust                             $    445
Expenses allocated from the Trust                                          (485)
                                                                       --------
Net investment loss from the Trust                                          (40)
                                                                       --------
-------------------------------------------------------------------------------

Expenses:

Offering costs                                             $ 46,709
Registration fees                                             2,826
Accounting services                                           1,908
Printing and shareholder reports                              1,500
Account maintenance and distribution fees--Class C              148
Account maintenance and distribution fees--Class B              147
Transfer agent fees--Class C                                    134
Transfer agent fees--Class B                                    132
Transfer agent fees--Class I                                    131
Transfer agent fees--Class A                                    130
Account maintenance fees--Class A                                37
                                                           --------
Total expenses before reimbursement                          53,802
Reimbursement of expenses                                   (53,088)
                                                           --------
Total expenses after reimbursement                                          714
                                                                       --------
Investment loss--net                                                       (754)
                                                                       --------
-------------------------------------------------------------------------------

Realized & Unrealized Loss from the Trust--Net:

Realized loss from the Trust on:
  Investments--net                                          (24,885)
  Foreign currency transactions--net                             (4)    (24,889)
                                                           --------
Unrealized depreciation on investments and foreign
  currency transactions from the Trust--net                             (13,103)
                                                                       --------
Net Decrease in Net Assets Resulting from Operations                   $(38,746)
                                                                       ========
-------------------------------------------------------------------------------
+     Commencement of operations.

See Notes to Financial Statements.


            November 30, 2000 (10) Mercury Premier Growth Fund, Inc.

STATEMENT OF CHANGES
IN NET ASSETS

For the Period March 20, 2000+ to November 30, 2000
--------------------------------------------------------------------------------

MERCURY PREMIER GROWTH FUND, INC.
================================================================================

Increase (Decrease) in Net Assets:
--------------------------------------------------------------------------------

Operations:

Investment loss--net                                                  $    (754)
Realized loss on investments and foreign currency transactions
  from the Trust--net                                                   (24,889)
Unrealized depreciation on investments and foreign
  currency transactions from the Trust--net                             (13,103)
                                                                      ---------
Net decrease in net assets resulting from operations                    (38,746)
                                                                      ---------
-------------------------------------------------------------------------------

Capital Share Transactions:

Net increase in net assets derived from capital share transactions          248
                                                                      ---------
-------------------------------------------------------------------------------

Net Assets:

Total decrease in net assets                                            (38,498)
Beginning of period                                                     100,000
                                                                      ---------
End of period                                                         $  61,502
                                                                      =========
-------------------------------------------------------------------------------

+  Commencement of operations.

See Notes to Financial Statements.


            November 30, 2000 (11) Mercury Premier Growth Fund, Inc.

FINANCIAL HIGHLIGHTS

MERCURY PREMIER GROWTH FUND, INC.
================================================================================
The following per share data and ratios have been derived from information provided in the financial statements.

                                              For the Period March 20, 2000+ to November 30, 2000
                                            -------------------------------------------------------
Increase (Decrease) in Net Asset Value:     Class I         Class A         Class B        Class C
---------------------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period        $ 10.00         $ 10.00         $ 10.00         $ 10.00
                                            -------------------------------------------------------
Investment loss--net                           (.04)           (.06)           (.10)           (.10)
Realized and unrealized loss on
  investments and foreign currency
  transactions from the Trust--net            (3.80)          (3.79)          (3.79)          (3.79)
                                            -------------------------------------------------------
Total from investment operations              (3.84)          (3.85)          (3.89)          (3.89)
                                            -------------------------------------------------------
Net asset value, end of period              $  6.16         $  6.15         $  6.11         $  6.11
                                            =======================================================
---------------------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share          - 38.40%+++     - 38.50%+++     - 38.90%+++     - 38.90%+++
                                            =======================================================
---------------------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++               1.46%*          1.71%*          2.47%*          2.48%*
                                            =======================================================

Expenses++                                    91.18%*         91.45%*         92.33%*         92.28%*
                                            =======================================================
Investment loss--net                           (.70%)*         (.95%)*        (1.72%)*        (1.73%)*
                                            =======================================================
---------------------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)    $    16         $    16         $    15         $    15
                                            =======================================================
---------------------------------------------------------------------------------------------------

  *    Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Trust's allocated expenses.
+++   Aggregate total investment return.

      See Notes to Financial Statements.


            November 30, 2000 (12) Mercury Premier Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

MERCURY PREMIER GROWTH FUND, INC.
================================================================================

(1)   Significant Accounting Policies:

      Mercury Premier Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Premier Growth Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Prior to commencement of operations on March 20, 2000, the Fund had no operations other than those relating to organizational matters and the issuance of 10,000 capital shares of the Fund on February 23, 2000 to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--Valuation of securities is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

      (b) Income--The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Trust, less all actual and accrued expenses of the Fund.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.


            November 30, 2000 (13) Mercury Premier Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

      (f) Investment transactions--Investment transactions are accounted for on a trade date basis.

      (g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $758 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $4 has been reclassified between accumulated net investment loss and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

(2)   Transactions with Affiliates:

      The Trust has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

      Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                               Account             Distribution
                                            Maintenance Fee            Fee
      ==========================================================================
      Class A                                     .25%                  --
      --------------------------------------------------------------------------
      Class B                                     .25%                 .75%
      --------------------------------------------------------------------------
      Class C                                     .25%                 .75%
      --------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

      For the period March 20, 2000 to November 30, 2000, FAM reimbursed the Fund for expenses of $53,088.


            November 30, 2000 (14) Mercury Premier Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

      Financial Data Services, Inc. ("FDS"), an indirect wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Accounting services were provided to the Fund by FAM.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS, and/or ML & Co.

(3)   Investments:

      Increases and decreases in the Fund's investment in the Trust for the period March 20, 2000 to November 30, 2000 were $186,380 and $86,429, respectively.

(4)   Capital Share Transactions:

      Net increase in net assets derived from capital share transactions was $248 for the period March 20, 2000 to November 30, 2000.

      Transactions in capital shares for each class were as follows:

      Class I Shares for the Period
      March 20, 2000+ to November 30, 2000          Shares         Dollar Amount
      --------------------------------------------------------------------------
      Shares sold                                     10               $82
                                                  ------------------------------
      Net increase                                    10               $82
                                                  ==============================
      --------------------------------------------------------------------------
      + Prior to March 20, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

      Class A Shares for the Period
      March 20, 2000+ to November 30, 2000          Shares         Dollar Amount
      --------------------------------------------------------------------------
      Shares sold                                     10               $83
                                                  ------------------------------
      Net increase                                    10               $83
                                                  ==============================
      --------------------------------------------------------------------------
      + Prior to March 20, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.

      Class C Shares for the Period
      March 20, 2000+ to November 30, 2000          Shares         Dollar Amount
      --------------------------------------------------------------------------
      Shares sold                                     10               $83
                                                  ------------------------------
      Net increase                                    10               $83
                                                  ==============================
      --------------------------------------------------------------------------
      + Prior to March 20, 2000 (commencement of operations), the Fund issued 2,500 shares to FAM for $25,000.


            November 30, 2000 (15) Mercury Premier Growth Fund, Inc.

INDEPENDENT AUDITORS' REPORT

MERCURY PREMIER GROWTH FUND, INC.
================================================================================
The Board of Directors and Shareholders,
Mercury Premier Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Mercury Premier Growth Fund, Inc. as of November 30, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period March 20, 2000 (commencement of operations) to November 30, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Premier Growth Fund, Inc. as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period March 20, 2000 (commencement of operations) to November 30, 2000 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2001


            November 30, 2000 (16) Mercury Premier Growth Fund, Inc.

SCHEDULE OF INVESTMENTS

MASTER PREMIER GROWTH TRUST
================================================================================

                                                                          In US Dollars
                                                                    -----------------------
                     Shares                                                      Percent of
Industries            Held            Common Stocks                    Value     Net Assets
-------------------------------------------------------------------------------------------
Canada

Biotechnology        69,000  +QLT PhotoTherapeutics Inc.            $ 3,027,375     1.7%
-------------------------------------------------------------------------------------------
Communications       54,900   Nortel Networks Corporation             2,072,475     1.1
Equipment
-------------------------------------------------------------------------------------------
                              Total Common Stocks in Canada           5,099,850     2.8
-------------------------------------------------------------------------------------------

Singapore

Electronic          154,000  +Flextronics International Ltd.          3,850,000     2.1
Components
-------------------------------------------------------------------------------------------
                              Total Common Stocks in Singapore        3,850,000     2.1
-------------------------------------------------------------------------------------------

United States

Application          95,000  +BEA Systems, Inc                        5,557,500     3.1
Development
Software
-------------------------------------------------------------------------------------------
Automotive          108,612   Harley-Davidson, Inc.                   4,935,058     2.7
-------------------------------------------------------------------------------------------
Biotechnology        50,000  +Celgene Corporation                     2,850,000     1.6
                     30,000  +Enzon, Inc.                             1,665,000     0.9
                     40,000  +Protein Design Labs, Inc.               3,087,500     1.7
                                                                    -----------------------
                                                                      7,602,500     4.2
-------------------------------------------------------------------------------------------
Broadcasting/Media   82,200   Entravision Communications
                              Corporation (Class A)                   1,176,488     0.7
-------------------------------------------------------------------------------------------
Communications       35,000  +Brocade Communications Systems, Inc.    5,877,812     3.3
Equipment            65,000  +CIENA Corporation                       4,927,812     2.7
                     40,000  +Corvis Corporation                      1,150,000     0.6
                     66,000  +Network Appliance, Inc.                 3,258,750     1.8
                     50,000  +ONI Systems Corp.                       2,175,000     1.2
                                                                    -----------------------
                                                                     17,389,374     9.6
-------------------------------------------------------------------------------------------
Computer             60,000  +Amdocs Limited                          3,247,500     1.8
Services/Software    87,000  +Comverse Technology, Inc.               7,498,313     4.1
                     51,000  +Critical Path, Inc.                     1,077,375     0.6
                     30,000  +i2 Technologies, Inc.                   2,895,000     1.6
                     40,000  +Informatica Corporation                 2,795,000     1.5
                     30,000  +Siebel Systems, Inc.                    2,094,375     1.2
                     50,000  +VERITAS Software Corporation            4,875,000     2.7
                                                                    -----------------------
                                                                     24,482,563    13.5
-------------------------------------------------------------------------------------------
Electric & Gas       56,000   TNPC, Inc.                                283,500     0.2
-------------------------------------------------------------------------------------------
Electrical           50,000   Power-One, Inc.                         2,109,375     1.2
Equipment
-------------------------------------------------------------------------------------------


            November 30, 2000 (17) Mercury Premier Growth Fund, Inc.

                                                                          In US Dollars
                                                                     -----------------------
                      Shares                                                      Percent of
Industries             Held            Common Stocks                    Value     Net Assets
--------------------------------------------------------------------------------------------
United States (continued)

Electronic/           37,200  +Applied Micro Circuits Corporation    $ 1,801,875     1.0%
Semiconductors        66,000   AudioCodes Ltd.                         1,072,500     0.6
                      68,200  +Exar Corporation                        1,709,263     1.0
                      28,000  +PMC-Sierra, Inc.                        2,579,500     1.4
                       2,000   Transmeta Corporation                      45,125     0.0
                                                                     -----------------------
                                                                       7,208,263     4.0
--------------------------------------------------------------------------------------------
Fiber Optics          81,400  +Avanex Corporation                      3,774,925     2.1
                      72,000   Corning Incorporated                    4,212,000     2.3
                      22,100  +SDL Inc.                                4,016,675     2.2
                                                                     -----------------------
                                                                      12,003,600     6.6
--------------------------------------------------------------------------------------------
Instruments           60,000   Applera Corporation--Applied
                               Biosystems Group                        4,957,500     2.7
                      64,000  +Caliper Technologies Corp.              2,848,000     1.6
                      30,000   Newport Corporation                     1,715,625     0.9
                      66,000   Waters Corporation                      4,244,625     2.3
                                                                     -----------------------
                                                                      13,765,750     7.5
--------------------------------------------------------------------------------------------
Internet Software     18,000  +Agile Software Corporation                830,250     0.5
                      30,000  +VeriSign, Inc.                          2,598,750     1.4
                      99,000  +Vignette Corporation                    1,553,063     0.9
                     124,000  +WatchGuard Technologies, Inc.           2,821,000     1.6
                                                                     -----------------------
                                                                       7,803,063     4.4
--------------------------------------------------------------------------------------------
Natural Gas           50,000   Enron Corp.                             3,237,500     1.8
--------------------------------------------------------------------------------------------
Networking Products   92,700  +Cisco Systems, Inc.                     4,432,219     2.5
                     100,000  +Extreme Networks, Inc.                  5,131,250     2.8
                      19,000  +Foundry Networks, Inc.                    700,625     0.4
                      42,000  +Juniper Networks, Inc.                  5,234,250     2.9
                                                                     -----------------------
                                                                      15,498,344     8.6
--------------------------------------------------------------------------------------------
Pharmaceuticals       49,500  +Millennium Pharmaceuticals, Inc.        2,400,750     1.3
                      75,000   Pfizer Inc.                             3,323,437     1.8
                                                                     -----------------------
                                                                       5,724,187     3.1
--------------------------------------------------------------------------------------------
Retail--Specialty    125,000  +Bed Bath & Beyond Inc.                  2,601,562     1.4
                     100,000   Tiffany & Co.                           3,418,750     1.9
                                                                     -----------------------
                                                                       6,020,312     3.3
--------------------------------------------------------------------------------------------
Telecommunica-       186,400   Advanced Switching
tions & Equipment              Communications, Inc.                      827,150     0.5
                      60,000   Sonus Networks, Inc.                    1,455,000     0.8
                                                                     -----------------------
                                                                       2,282,150     1.3
--------------------------------------------------------------------------------------------


            November 30, 2000 (18) Mercury Premier Growth Fund, Inc.

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                    In US Dollars
                                                                               ----------------------
                            Shares                                                         Percent of
Industries                   Held            Common Stocks                        Value    Net Assets
-----------------------------------------------------------------------------------------------------
United States (concluded)

Wireless Communi-           44,000  +Palm, Inc.                               $  1,592,250    0.9%
cation--Domestic
Paging & Cellular
-----------------------------------------------------------------------------------------------------
                                     Total Common Stocks in the
                                     United States                             138,671,777   76.7
-----------------------------------------------------------------------------------------------------
                                     Total Investments in Common Stocks
                                     (Cost--$197,604,202)                      147,621,627   81.6
-----------------------------------------------------------------------------------------------------
                            Face
                            Amount         Short-Term Securities
-----------------------------------------------------------------------------------------------------
Commercial            US$2,353,000   AEP Inc., 6.50% due 12/18/2000              2,345,778    1.3
Paper*                   1,400,000   Bell South Capital Funding Corporation,
                                     6.50% due 12/05/2000                        1,398,989    0.8
                         3,739,000   General Motors Acceptance Corp.,
                                     6.56% due 12/01/2000                        3,739,000    2.1
                                     Verizon Global Funding:
                         5,000,000     6.52% due 12/04/2000                      4,997,283    2.7
                         7,000,000     6.55% due 1/05/2001                       6,955,424    3.8
-----------------------------------------------------------------------------------------------------
                                     Total Investments in Commercial Paper      19,436,474   10.7
-----------------------------------------------------------------------------------------------------
US Government            2,664,000   Fannie Mae, 6.45% due 12/07/2000            2,661,136    1.5
Agency                   3,300,000   Federal Farm Credit Bank,
Obligations*                         6.45% due 12/07/2000                        3,296,452    1.8
                         7,000,000   Freddie Mac Participation Certificates,
                                     6.42% due 12/19/2000                        6,977,530    3.9
-----------------------------------------------------------------------------------------------------
                                     Total Investments in US Government
                                     Agency Obligations                         12,935,118    7.2
-----------------------------------------------------------------------------------------------------
                                     Total Investments in Short-Term
                                     Securities (Cost--$32,371,592)             32,371,592   17.9
-----------------------------------------------------------------------------------------------------
                                     Total Investments
                                     (Cost--$229,975,794)                      179,993,219   99.5
                                     Other Assets Less Liabilities                 904,411    0.5
                                                                              -----------------------
                                     Net Assets                               $180,897,630  100.0%
                                                                              =======================
-----------------------------------------------------------------------------------------------------

+     Non-income producing security.
* Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.

      See Notes to Financial Statements.


            November 30, 2000 (19) Mercury Premier Growth Fund, Inc.

STATEMENT OF ASSETS
AND LIABILITIES

As of November 30, 2000
--------------------------------------------------------------------------------

MASTER PREMIER GROWTH TRUST
================================================================================

Assets:

Investments, at value (identified cost--$229,975,794)                      $ 179,993,219
Cash                                                                                 720
Receivables:
  Contributions                                          $   1,485,011
  Dividends                                                     16,579         1,501,590
                                                         -------------
Prepaid expenses and other assets                                                215,098
                                                                           -------------
Total assets                                                                 181,710,627
                                                                           -------------
----------------------------------------------------------------------------------------

Liabilities:

Payables:
  Withdrawals                                                  592,188
  Investment adviser                                           118,755           710,943
                                                         -------------
Accrued expenses                                                                 102,054
                                                                           -------------
Total liabilities                                                                812,997
                                                                           -------------
----------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                 $ 180,897,630
                                                                           =============
----------------------------------------------------------------------------------------

Net Assets Consist of:

Partners' capital                                                          $ 230,880,205
Unrealized depreciation on investments--net                                  (49,982,575)
                                                                           -------------
Net assets                                                                 $ 180,897,630
                                                                           =============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.


            November 30, 2000 (20) Mercury Premier Growth Fund, Inc.

STATEMENT OF OPERATIONS

For the Period March 3, 2000+ to November 30, 2000
--------------------------------------------------------------------------------

MASTER PREMIER GROWTH TRUST
================================================================================

Investment Income:

Interest and discount earned                                             $  1,286,140
Dividends (net of $643 foreign withholding tax)                                80,665
                                                                         ------------
Total income                                                                1,366,805
                                                                         ------------
-------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                $  1,176,719
Accounting services                                           84,990
Custodian fees                                                27,140
Offering costs                                                21,716
Trustees' fees and expenses                                   14,241
Professional fees                                              1,502
Pricing fees                                                     617
Other                                                          3,948
                                                        ------------
Total expenses                                                              1,330,873
                                                                         ------------
Investment income--net                                                         35,932
                                                                         ------------
-------------------------------------------------------------------------------------

Realized & Unrealized Loss on Investments
& Foreign Currency Transactions--Net:

Realized loss from:
  Investments--net                                       (43,851,984)
  Foreign currency transactions--net                          (6,219)     (43,858,203)
                                                        ------------
Unrealized depreciation on investments--net                               (49,982,575)
                                                                         ------------
Net Decrease in Net Assets Resulting from Operations                     $(93,804,846)
                                                                         ============
-------------------------------------------------------------------------------------

+     Commencement of operations.

See Notes to Financial Statements.


            November 30, 2000 (21) Mercury Premier Growth Fund, Inc.

STATEMENT OF CHANGES
IN NET ASSETS

For the Period March 3, 2000+ to November 30, 2000
--------------------------------------------------------------------------------

MASTER PREMIER GROWTH TRUST
================================================================================

Increase (Decrease) in Net Assets:
--------------------------------------------------------------------------------

Operations:

Investment income--net                                            $      35,932
Realized loss on investments--net                                   (43,858,203)
Unrealized depreciation on investments--net                         (49,982,575)
                                                                  -------------
Net decrease in net assets resulting from operations                (93,804,846)
                                                                  -------------
-------------------------------------------------------------------------------

Net Capital Contributions:

Increase in net assets derived from net capital contributions       274,602,376
                                                                  -------------
-------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                        180,797,530
Beginning of period                                                     100,100
                                                                  -------------
End of period                                                     $ 180,897,630
                                                                  =============
-------------------------------------------------------------------------------

+     Commencement of operations.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

MASTER PREMIER GROWTH TRUST
================================================================================

The following ratios have been derived from information        For the Period
provided in the financial statements.                          March 3, 2000+
                                                              to Nov. 30, 2000
------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses                                                                   .85%*
                                                                   ===========

Investment income--net                                                     .02%*
                                                                   ===========
------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                           $   180,898
                                                                   ===========

Portfolio turnover                                                       79.97%
                                                                   ===========
------------------------------------------------------------------------------
*     Annualized.

+     Commencement of operations.

See Notes to Financial Statements.


            November 30, 2000 (22) Mercury Premier Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

MASTER PREMIER GROWTH TRUST
================================================================================

(1)   Significant Accounting Policies:

      Master Premier Growth Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and is organized as a Delaware business trust. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


            November 30, 2000 (23) Mercury Premier Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      o Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Trust's records. However, the effect on operations is recorded from the date the Trust enters into such contracts.

      o Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

      (d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where


            November 30, 2000 (24) Mercury Premier Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

      the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin amortizing premiums and discounts on debt securities effective December 1, 2001. Prior to this date, the Trust did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of November 30, 2001.

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .75% of the average daily value of the Trust's net assets.

      Accounting services were provided to the Trust by FAM.

      Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the period March 3, 2000 to November 30, 2000 were $374,239,761 and $132,783,697, respectively.

      Net realized losses for the period March 3, 2000 to November 30, 2000 and net unrealized losses as of November 30, 2000 were as follows:

                                                    Realized        Unrealized
                                                     Losses           Losses
      --------------------------------------------------------------------------
      Long-term Investments                       $(43,851,863)    $(49,982,575)
      Short-term Investments                              (121)              --
      Foreign currency transactions                     (6,219)              --
                                                  -----------------------------
      Total                                       $(43,858,203)    $(49,982,575)
                                                  =============================
      --------------------------------------------------------------------------


            November 30, 2000 (25) Mercury Premier Growth Fund, Inc.

NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)

      As of November 30, 2000, net unrealized depreciation for Federal income tax purposes aggregated $50,520,714, of which $6,878,223 related to appreciated securities and $57,398,937 related to depreciated securities. At November 30, 2000, the aggregate cost of investments for Federal income tax purposes was $230,513,933.

(4)   Short-Term Borrowings:

      On July 1, 2000, the Trust became party to a $1,000,000,000 credit agreement dated as of December 3, 1999 among certain other funds managed by FAM and its affiliates, Bank of America, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank of America, N.A. The Trust did not borrow under the facility during the period March 3, 2000 to November 30, 2000. On December 1, 2000, this credit agreement was renewed and amended with Bank One, N.A., replacing Bank of America, N.A. as administrative agent.

(5)   Capital Loss Carryforward:

      At November 30, 2000, the Fund had a net capital loss carryforward of approximately $39,656,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


            November 30, 2000 (26) Mercury Premier Growth Fund, Inc.

INDEPENDENT AUDITORS' REPORT

MASTER PREMIER GROWTH TRUST
================================================================================
The Board of Trustees and Investors,
Master Premier Growth Trust

We have audited the accompanying statement of assets and liabilities of Master Premier Growth Trust, including the schedule of investments, as of November 30, 2000, the related statements of operations and changes in net assets, and the financial highlights for the period March 3, 2000 (commencement of operations) to November 30, 2000. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Premier Growth Trust as of November 30, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period March 3, 2000 (commencement of operations) to November 30, 2000 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 9, 2001


            November 30, 2000 (27) Mercury Premier Growth Fund, Inc.

OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, Director/Trustee and
  President
James H. Bodurtha, Director/Trustee
Herbert I. London, Director/Trustee
Joseph L. May, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
James D. McCall, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and
  Treasurer
Susan B. Baker, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director/Trustee of Mercury Premier Growth Fund, Inc. has recently retired. The Fund's Board of Directors/Trustees wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury Premier Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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